UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PLAINS GP HOLDINGS, L.P.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Plains GP Holdings, L.P.

333 Clay Street, Suite 1600

Houston, Texas 77002

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 20, 2020

The following Notice of Change of Location relates to the notice of annual meeting of shareholders and proxy statement (the “Proxy Statement”) of Plains GP Holdings, L.P. (the “Company”), dated April 15, 2020, previously furnished to Shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of PAA GP Holdings LLC for use at the 2020 Annual Meeting of Shareholders to be held on Wednesday, May 20, 2020. These definitive additional materials are being filed with the Securities and Exchange Commission and made available to shareholders on or about May 4, 2020.

THE FOLLOWING NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT AND OTHER PROXY MATERIALS.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 20, 2020

To the holders of Class A, Class B and Class C shares of Plains GP Holdings, L.P.:

Due to public health concerns related to COVID-19, Plains GP Holdings, L.P. (“PAGP”) has changed the format of its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) from a physical in-person meeting to a virtual meeting format. The Annual Meeting will be held via live audio webcast on May 20, 2020 at 2:30 p.m. CDT. We expect future annual meetings to be held in person.

The record date for determining PAGP shareholders entitled to receive notice of and to vote at the Annual Meeting was March 23, 2020. PAGP shareholders as of the record date will not be able to attend the Annual Meeting in person but will be able to vote by either submitting their proxy card prior to the meeting or by voting at the virtual Annual Meeting in the manner described below.

Your vote is very important. Whether or not you plan to attend the Annual Meeting by virtual means, we urge you to vote by submitting your proxy in advance of the Annual Meeting by one of the methods described in the Proxy Statement. New proxy cards are not being sent to shareholders and the proxy card included with the Proxy Statement previously sent to shareholders may continue to be used to vote each shareholder’s shares in connection with the Annual Meeting. If you have previously submitted a proxy using one of the methods described in the Proxy Statement and proxy card, your vote will be counted and you do not need to submit a new proxy or vote at the Annual Meeting, although you may change or revoke your vote by attending and voting at the virtual Annual Meeting or by one of the other methods described in the Proxy Statement.

Attending the Virtual Annual Meeting

Both shareholders of record and shareholders who hold their shares in “street name” will need to register to be able to attend the Annual Meeting via live audio webcast and vote their shares electronically at the Annual Meeting by following the instructions below. Shareholders who attend the virtual Annual Meeting will also have an opportunity to submit questions by following the instructions to be provided during the virtual Annual Meeting.

If you are a shareholder of record on the record date and you desire to attend the virtual Annual Meeting, you must:

•	First, register at http://www.viewproxy.com/PlainsGPHoldings/2020 by 11:59 p.m. (EDT) on May 18, 2020. You will need to enter your name, phone number, control number (included on your proxy card) and email address as part of the registration, following which you will receive an email confirming your registration, as well as the password to attend the Annual Meeting.

•	On the day of the Annual Meeting, if you have properly registered, you may virtually enter the Annual Meeting by logging in using the password you received via email in your registration confirmation at http://www.viewproxy.com/PlainsGPHoldings/2020/vm (you will need the control number included on your proxy card).

•	If you wish to vote your shares electronically at the Annual Meeting, you will be able to do so by clicking on the link provided during the Annual Meeting while the polls are open (you will need the control number included on your proxy card).

If your shares are held in “street name” on the record date and you desire to attend the virtual Annual Meeting, you must:

•	Obtain a legal proxy from your broker, bank or other nominee.

•	Register at http://www.viewproxy.com/PlainsGPHoldings/2020 by 11:59 p.m. (EDT) on May 18, 2020. You will need to enter your name, phone number and email address, and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via VirtualMeeting@viewproxy.com) as part of the registration, following which you will receive an email confirming your registration, your virtual control number, as well as the password to attend the Annual Meeting. Please note, if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting but you will not be able to vote your shares electronically at the Annual Meeting.

•	On the day of the Annual Meeting, if you have properly registered, you may virtually enter the Annual Meeting by logging in using the password you received via email in your registration confirmation at http://www.viewproxy.com/PlainsGPHoldings/2020/vm (you will need the virtual control number assigned to you in your registration confirmation email).

•	If you wish to vote your shares electronically at the Annual Meeting, you will be able to do so by clicking on the link provided during the Annual Meeting while the polls are open (you will need the virtual control number assigned to you in your registration confirmation email).

Technical Difficulties

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live audio webcast. Please be sure to check in by 2:00 p.m. (CDT) on May 20, 2020, the day of the Annual Meeting, so we may address any technical difficulties before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the Annual Meeting live audio webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

By Order of the Board of Directors of PAA GP Holdings LLC, general partner of Plains GP Holdings, L.P.

Richard McGee
Houston, Texas	Secretary
May 4, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 20, 2020

The Notice of Annual Meeting, the proxy statement for the Annual Meeting and our 2019 Annual Report are available at http://www.astproxyportal.com/ast/21140/.